UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): October 4, 2019

Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-04892	64-0500378
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3320 W  Woodrow Wilson Ave
Jackson, MS 39209-3409
(Address of principal executive offices (zip code))

601-948-6813
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CALM	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01 Other Events

On October 16, 2019, Cal-Maine Foods, Inc. (the “Company”) issued a press release announcing it had reached a definitive agreement to acquire substantially all of the assets of Mahard Egg Farm, relating to its commercial shell egg production, processing, distribution and sale business. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release issued by the Company on October 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.

Date: October 4, 2019	By:	/s/ Max P. Bowman
Max P. Bowman Director, Vice President, and Chief Financial Officer

SIGNATURE PAGE TO FORM 8-K

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